Convertible Promissory Notes	6 Months Ended
Jun. 30, 2026
Convertible Promissory Notes [Abstract]
CONVERTIBLE PROMISSORY NOTES

NOTE 8:- CONVERTIBLE PROMISSORY NOTES

On February 12, 2026, the Company entered into a securities purchase agreement (the “SPA”) with an institutional investor (the “February 2026 Holder”). Pursuant to the SPA, the Company may issue and sell, from time to time, convertible promissory notes (the “February 2026 Notes”), in the aggregate principal amount of up to $10,000 (the “February 2026 Subscription Amount”). Upon the signing of the SPA, on February 12, 2026 (the “Initial Closing”), the Company issued to the February 2026 Holder a February 2026 Note in the principal amount of $2,000 for a purchase price of $1,800 (the “Initial Note”). Each Note will be issued at a purchase price equal to 90% of the principal amount of such Note, and is to be repaid, together with the accrued due interest, in ten equal monthly installments beginning on the eighteenth month anniversary of its issuance date, unless repaid earlier (partially or in full) at the option of the Company or if extended at the option of the Holder. The principal amount under each Note will bear an annual interest rate of 4% (which will increase to 14% upon an Event of Default, as defined in the Note).

In addition, under the terms and conditions of the SPA, concurrently with the issuance of each Note, the Company shall issue to the Holder, for no additional consideration, an accompanying warrant to purchase the ordinary shares, representing a warrant coverage of 100% of the maximum number of ordinary shares issuable upon conversion of each such Note (calculated based on the then applicable Variable Price (as defined below)) at an exercise price equal to the Variable Price of the accompanying Note. Thus, at the Initial Closing, the Company issued to the Holder a warrant to purchase up to 3,651,554 Ordinary Shares (the “Initial Warrant”). The Initial Warrant is exercisable upon issuance at an exercise price of $4.9294 and has a term of 3 years from the issuance date, or February 12, 2029.

Management has elected to designate the instrument at fair value through profit or loss under IFRS 9.4.3.5 at initial recognition for the Company’s promissory notes and therefore, the Company measures the entire hybrid contract (cost plus variable conversion feature) at Fair Value Through Profit or Loss. No embedded derivative is separated under IFRS 9 “Financial Instruments” and no amortized-cost accounting or effective interest method applies. The Company records the carrying amount as fair value of the instrument under IFRS 13 and fair value is based on the fair value of the shares that the noteholder would receive if conversion occurred on the reporting date, adjusted for credit risk, non-performance risk, and contractual settlement terms.

The fair value of the February 2026 Notes as of June 30, 2026:

Balance at December 31, 2025	$-
Proceeds from issuance of February 2026 Notes	1,800
Finance expenses	536

Balance at June 30, 2026	$2,336